As filed with the United States Securities and Exchange Commission on October 19, 2007.
Registration No. 333-142532

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1
to
FORM S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Superior Energy Services, Inc.
For Co-Registrants, See “Table of Co-Registrants.”
(Exact name of each registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1389 (Primary Standard Industrial Classification Code Number)	75-2379388 (I.R.S. Employer Identification Number)
1105 Peters Road
Harvey, Louisiana 70058
(504) 362-4321
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Robert S. Taylor	Copy to:
Chief Financial Officer
Superior Energy Services, Inc.
1105 Peters Road
Harvey, Louisiana 70058
(504) 362-4321
(Name, address, including zip code, and telephone number,
including area code, of agent for service)	William B. Masters Scott D. Chenevert Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. 201 St. Charles Avenue, 51st Floor New Orleans, Louisiana 70170 (504) 582-8278 Fax: (504) 589-8278
Approximate date of commencement of proposed sale to the public:
As soon as practicable after this registration statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☑

TABLE OF CO-REGISTRANTS
     Each of the following subsidiaries of Superior Energy Services, Inc., and each other subsidiary that is or becomes a guarantor of the securities registered by Registration Statement No. 333-142532, is hereby deemed to be a registrant.

	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS*	FORMATION	NUMBER

SESI, L.L.C.	Delaware	76-0664124
1105 Peters Road, L.L.C.	Louisiana	76-0664198
Advanced Oilwell Services, Inc.	Louisiana	72-1436239
Blowout Tools, Inc.	Texas	76-0111962
Concentric Pipe and Tool Rentals, L.L.C.	Louisiana	76-0664127
Connection Technology, L.L.C.	Louisiana	76-0664128
CSI Technologies, LLC	Texas	47-0946936
Drilling Logistics, L.L.C.	Louisiana	76-0664199
Fastorq, L.L.C.	Louisiana	76-0664133
H.B. Rentals, L.C.	Louisiana	72-1307291
International Snubbing Services, L.L.C.	Louisiana	76-0664134
Non-Magnetic Rental Tools, L.L.C.	Louisiana	76-0664213
ProActive Compliance, L.L.C.	Delaware	20-4803434
Production Management Industries, L.L.C.	Louisiana	76-0664137
SE Finance LP	Delaware	76-0668090
SEGEN LLC	Delaware	72-1491885
SELIM LLC	Delaware	72-1491884
SEMO, L.L.C.	Louisiana	81-0583622
SEMSE, L.L.C.	Louisiana	81-0583620
SPN Resources, LLC	Louisiana	16-1671971
Stabil Drill Specialties, L.L.C.	Louisiana	76-0664138
Sub-Surface Tools, L.L.C.	Louisiana	76-0664195
Superior Canada Holding, Inc.	Delaware	20-0833087
Superior Energy Services, L.L.C.	Louisiana	76-0664196
Superior Inspection Services, Inc.	Louisiana	72-1454991
Universal Fishing and Rental Tools, Inc.	Louisiana	02-0634841
Warrior Energy Services Corporation	Delaware	20-8009424
Wild Well Control, Inc.	Texas	74-1873477
Workstrings, L.L.C.	Louisiana	72-1340390

*	The address for each of the co-registrants is 1105 Peters Road, Harvey, Louisiana, 70058, telephone (504) 362-4321.
EXPLANATORY NOTE
     This Post Effective Amendment No. 1 to Registration Statement No. 333-142532 is being filed by Superior Energy Services, Inc. and the other co-registrants listed in the Table of Co-Registrants for the purpose of adding Advanced Oilwell Services, Inc. as a co-registrant due to its guarantee of the notes. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, the base prospectus has been omitted from this filing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
     Not applicable.
ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS
SESI, L.L.C.
     Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Section 4.5 of SESI’s Limited Liability Agreement states:
     Indemnification of the Member. Except to the extent such indemnification may be prohibited by law, the Company, its receiver, or its trustee shall indemnify, hold harmless, and pay all judgments and claims against the Member relating to any liability or damage incurred or suffered by any person by reason of any act performed or omitted to be performed (but not constituting willful misconduct, an intentional violation of this Agreement or gross negligence) by the Member or its agents or employees in connection with the Company’s business, including reasonable attorney’s fees incurred by the Member in connection with the defense or any claim or action based on any such act or omission. Such liability or damage caused by the Member’s acts or omissions in connection with the business of the Company includes but is not limited to any reasonable attorney’s fees incurred by the Member in connection with the defense of any action based on such acts or omissions, which attorney’s fees may be paid as incurred.
SUPERIOR ENERGY SERVICES, INC.
     Our certificate of incorporation contains provisions eliminating the personal liability of our directors and stockholders for monetary damages for breaches of their fiduciary duties as directors to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). By virtue of these provisions, under current Delaware law a director of the Company will not be personally liable for monetary damages for a breach of his or her fiduciary duty except for liability for (a) a breach of his or her duty of loyalty to the Company or to its stockholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) dividends or stock repurchases or redemptions that are unlawful under Delaware law and (d) any transaction from which he or she receives an improper personal benefit. In addition, our certificate of incorporation provides that if Delaware law is amended to authorize the further elimination or limitation of the liability of a director, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by Delaware law, as amended. These provisions pertain only to breaches of duty by directors as directors and not in any other corporate capacity, such as officers, and limit liability only for breaches of fiduciary duties under Delaware corporate law and not for violations of other laws such as the federal securities laws.
     Our certificate of incorporation also requires us to indemnify our directors, officers, employees and agents to the fullest extent permitted by the DGCL against certain expenses and costs, judgments, settlements and fines incurred in the defense of any claim, including any claim brought by or in the right of the Company, to which they were made parties by reason of being or having been directors, officers, employees and agents.
     Under Section 9 of our by-laws, we are required to defend and indemnify each person who is involved in any threatened or actual claim, action or proceeding by reason of the fact that such person is or was a director or officer or serving in a similar position with respect to another entity at our request if (a) the director or officer is successful in defending the claim on its merits or otherwise or (b) the director or officer meets the standard of conduct described in Section 9 of our by-laws. However, the director or officer is not entitled to indemnification if (i) the claim is brought by the director or officer against us or (ii) the claim is brought by the director or officer as a derivative action by us or in our right, and the action has not been authorized by our board of directors. The rights conferred by Section 9 of our by-laws are contractual rights and include the right to be paid expenses incurred in defending the action, suit or proceeding in advance of its final disposition.
     In addition, we have entered into an indemnity agreement with each of our directors and certain key executive officers, pursuant to which we have agreed under certain circumstances to purchase and maintain directors’ and officers’ liability insurance. The agreements also provide that we will indemnify the directors or officers, as applicable, against any costs and expenses, judgments, settlements and fines incurred in connection with any claim involving them by reason of their position as a director or officer, as applicable, that are in excess of the coverage provided by such insurance (provided that the director or officer meets certain standards of conduct). Under the indemnity agreements, we are not required to purchase and maintain directors’ and officers’ liability insurance if our board of directors unanimously determines in good faith that there is insufficient benefit to us from the insurance.

ITEM 16. EXHIBITS

Number	Exhibit

4.1	Indenture, dated as of December 12, 2006 by and among Superior Energy Services, Inc., SESI, L.L.C., the guarantors named therein and The Bank of New York Trust Company, N.A., as trustee, including form of 1.5% Senior Exchangeable Notes due 2026 (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2006).

4.2	Registration Rights Agreement dated December 12, 2006 by and among Superior Energy Services, Inc., SESI, L.L.C., the guarantors named therein, Bear, Stearns & Co. Inc., Lehman Brothers Inc. and JPMorgan Securities Inc. (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2006).

4.3	Specimen Stock Certificate (incorporated herein by reference to Amendment No. 1 to the Company’s Form S-4 on Form SB-2 (Registration Statement No. 33-94454)).

4.4	Certificate of Incorporation of the Company (incorporated herein by reference to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).

4.5	Certificate of Amendment to the Company’s Certificate of Incorporation (incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

4.6	Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.1 to the Company’s Form 8-K filed on November 15, 2004).

*5.1	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.

**8.1	Opinion re tax matters.

**12.1	Statement of Computation of Ratios.

*23.1	Consent of KPMG LLP.

*23.2	Consent of Grant Thornton LLP.

*23.3	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.1).

*23.4	Consent of DeGolyer and MacNaughton.

*24.1	Power of Attorney (included in signature pages hereto).

**25.1	Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee of The Bank of New York Trust Company, N.A. (Form T-1).

*	Filed herewith.

**	Previously filed.
ITEM 17.
     (a) The undersigned registrant hereby undertakes:
          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;
               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;
               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the registration statement is on Form S-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
          (4) That, for the purpose of determining liability under the Securities Act to any purchaser:
               (i) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
               (ii) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
          (5) That, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
               (i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;
               (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
               (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
               (iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

SUPERIOR ENERGY SERVICES, INC.
By:	*
Terence E. Hall
Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Chairman of the Board and Chief Executive Officer and a Director (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	October 19, 2007

* Enoch L. Dawkins	Director	October 19, 2007

* James M. Funk	Director	October 19, 2007

* Ernest E. Howard, III	Director	October 19, 2007

* Justin L. Sullivan	Director	October 19, 2007

* Richard A. Pattarozzi	Director	October 19, 2007

* Harold J. Bouillion	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

SESI, LLC
By:	SUPERIOR ENERGY SERVICES, INC.

By:	*
Terence E. Hall
Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Chairman of the Board and Chief Executive Officer and a Director (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	October 19, 2007

* Enoch L. Dawkins	Director	October 19, 2007

* James M. Funk	Director	October 19, 2007

* Ernest E. Howard, III	Director	October 19, 2007

* Justin L. Sullivan	Director	October 19, 2007

* Richard A. Pattarozzi	Director	October 19, 2007

* Harold J. Bouillion	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

SUPERIOR ENERGY SERVICES, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Director and President	October 19, 2007

Terence E. Hall	(Principal Executive Officer)

Executive Vice President, Chief Financial
/s/ Robert S. Taylor	Officer, and Treasurer	October 19, 2007

Robert S. Taylor	(Principal Financial Officer)

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

1105 PETERS ROAD, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Director and President	October 19, 2007

Terence E. Hall	(Principal Executive Officer)

/s/ Robert S. Taylor	Vice President and Treasurer	October 19, 2007

Robert S. Taylor	(Principal Financial Officer)

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

H.B. RENTALS, L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Director and President	October 19, 2007

Terence E. Hall	(Principal Executive Officer)

/s/ Robert S. Taylor	Treasurer	October 19, 2007

Robert S. Taylor	(Principal Financial Officer)

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

SPN RESOURCES, LLC
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 19, 2007

Greg Miller	(Principal Executive Officer)

/s/ Robert S. Taylor	Vice President and Treasurer	October 19, 2007

Robert S. Taylor	(Principal Financial Officer)

*	Director	October 19, 2007

Terence E. Hall

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

SEMO, L.L.C. SEMSE, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Director and President	October 19, 2007

Terence E. Hall	(Principal Executive Officer)

/s/ Robert S. Taylor	Vice President and Treasurer	October 19, 2007

Robert S. Taylor	(Principal Financial Officer)

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

STABIL DRILL SPECIALTIES, L.L.C. NON-MAGNETIC RENTAL TOOLS, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 19, 2007

Sammy Joe Russo	(Principal Executive Officer)

/s/ Robert S. Taylor	Vice President and Treasurer	October 19, 2007

Robert S. Taylor	(Principal Financial Officer)

*	Director	October 19, 2007

Terence E. Hall

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

SUB-SURFACE TOOLS, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 19, 2007

Kay S. Vinson	(Principal Executive Officer)

/s/ Robert S. Taylor	Vice President and Treasurer	October 19, 2007

Robert S. Taylor	(Principal Financial Officer)

*	Director	October 19, 2007

Terence E. Hall

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

PRODUCTION MANAGEMENT INDUSTRIES, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	(Principal Executive Officer)	October 19, 2007

Pat Bernard

/s/ Robert S. Taylor	Vice President and Treasurer	October 19, 2007

Robert S. Taylor	(Principal Financial Officer)

*	Director	October 19, 2007

Terence E. Hall

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

INTERNATIONAL SNUBBING SERVICES, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jack Hardy	President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

CONCENTRIC PIPE AND TOOL RENTALS, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David Wilson	President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

FASTORQ, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Phillip Jaudon	President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

CONNECTION TECHNOLOGY, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Director and President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

PROACTIVE COMPLIANCE, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Pat Bernard	President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

DRILLING LOGISTICS, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Ashley M. Lane	President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

SELIM LLC SEGEN LLC
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Manager	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Manager	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

SE FINANCE LP
By:	SEGEN LLC, Its general partner

By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Manager	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Manager	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

WILD WELL CONTROL, INC.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Patrick J. Campbell	President and Chief Executive Officer (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

BLOWOUT TOOLS, INC.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Patrick J. Campbell	President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

WORKSTRINGS, L.L.C. SUPERIOR INSPECTION SERVICES, INC. UNIVERSAL FISHING AND RENTAL TOOLS, INC.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Gregory D. Elliott	President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

SUPERIOR CANADA HOLDING, INC.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Director and President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Treasurer and Secretary (Principal Financial Officer)	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

CSI TECHNOLOGIES, LLC
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Fred L. Sabins	President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

WARRIOR ENERGY SERVICES CORPORATION
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William L. Jenkins	Chief Executive Officer and President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

* Terence E. Hall	Director	October 19, 2007

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 19, 2007.

ADVANCED OILWELL SERVICES, INC.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

POWER OF ATTORNEY
     Each person whose signature to this registration statement appears below hereby appoints Terence E. Hall or Robert S. Taylor as his attorney-in-fact, with full power of substitution, to sign on his behalf, individually and in the capacity stated below, and to file (i) any and all additional amendments and post-effective amendments to the Registration Statement and (ii) any registration statement relating to the same offering pursuant to Rule 462(b) under the Securities Act of 1933 which amendments or registration statements may make such changes and additions as such attorney-in-fact may deem necessary or appropriate.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jerry W. McConnell Jerry W. McConnell	President (Principal Executive Officer)	October 19, 2007

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	October 19, 2007

/s/ Terence E. Hall Terence E. Hall	Director	October 19, 2007

Exhibit Index

Number	Exhibit

4.1	Indenture, dated as of December 12, 2006 by and among Superior Energy Services, Inc., SESI, L.L.C., the guarantors named therein and The Bank of New York Trust Company, N.A., as trustee, including form of 1.5% Senior Exchangeable Notes due 2026 (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2006).

4.2	Registration Rights Agreement dated December 12, 2006 by and among Superior Energy Services, Inc., SESI, L.L.C., the guarantors named therein, Bear, Stearns & Co. Inc., Lehman Brothers Inc. and JPMorgan Securities Inc. (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2006).

4.3	Specimen Stock Certificate (incorporated herein by reference to Amendment No. 1 to the Company’s Form S-4 on Form SB-2 (Registration Statement No. 33-94454)).

4.4	Certificate of Incorporation of the Company (incorporated herein by reference to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).

4.5	Certificate of Amendment to the Company’s Certificate of Incorporation (incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

4.6	Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.1 to the Company’s Form 8-K filed on November 15, 2004).

*5.1	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.

**8.1	Opinion re tax matters.

**12.1	Statement of Computation of Ratios.

*23.1	Consent of KPMG LLP.

*23.2	Consent of Grant Thornton LLP.

*23.3	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.1).

*23.4	Consent of DeGolyer and MacNaughton.

*24.1	Power of Attorney (included in signature pages hereto).

**25.1	Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee of The Bank of New York Trust Company, N.A. (Form T-1).

*	Filed herewith.

**	Previously filed.